Exhibit 33.1


                 New Century Mortgage Corporation
Certification Regarding Compliance with Applicable Servicing Criteria


1. New Century Mortgage Corporation, (the "Servicer") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2006 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include asset-backed securities transactions for which the Servicer acted as servicer involving residential mortgage loans as set forth in Appendix B (the "Platform");

2. Except as set forth in paragraph 3 below, the Servicer used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

3. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to the Servicer based on the activities it performs, directly or through its Vendors, with respect to the Platform;

4. Due to the instances of material noncompliance, as described on Appendix C hereto, the Servicer did not comply with the servicing set forth in Item 1122(d) of Regulation AB as of and for the 12-month period ending December 31, 2006, for loans serviced by the Servicer that were included in publicly issued mortgage-backed security transactions issued on or after January 1, 2006.

5. KPMG, Servicer's independent registered public accounting firm, has been engaged to issue an attestation report on the Servicer's assessment of compliance with the applicable servicing criteria for the Reporting Period but, as of the date hereof, it has not been received.

March 31, 2007                           New Century Mortgage Corporation

                                         By: /s/ Kevin Cloyd
                                         Name: Kevin Cloyd
                                        Title:   Executive Vice President

                                                APPENDIX A
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                                                                                                           INAPPLICABLE
                                                                    APPLICABLE SERVICING                     SERVICING
                              SERVICING CRITERIA                          CRITERIA                           CRITERIA
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                                                                                 Performed by     Performed by      NOT performed
                                                                                Vendor(s)_for   Subservicer(s)    by New Century
                                                                                  which New      or Vendor(s)          or by
                                                                                 Century is      for which New   subservicer(s) or
                                                                 Performed           the        Century is Not       vendor(s)
                                                                  Directly       Responsible    the Responsible      retained
 Reference                         Criteria                    by New Century       Party            Party        by New Century
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
                        General Servicing Considerations
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1122(d)(1)(i)    Policies and procedures are                         X
                 instituted to monitor any performance
                 or other triggers and events of
                 default in accordance with the
                 transaction agreements.
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1122(d)(1)(ii)   If any material servicing activities are            X
                 outsourced to third parties, policies and
                 procedures are instituted to monitor the
                 third party's performance and compliance
                 with such servicing activities.
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1122(d)(1)(iii)  Any requirements in the transaction                                                                      X
                 agreements to maintain a back-up servicer
                 for the mortgage loans are maintained.
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1122(d)(1)(iv)   A fidelity bond and errors and omissions            X
                 policy is in effect on the party
                 participating in the servicing function
                 throughout the reporting period in the
                 amount of coverage required by and
                 otherwise in accordance with the terms of
                 the transaction agreements.
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                        Cash Collection and Administration
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1122(d)(2)(i)    Payments on mortgage loans are deposited           X(1)
                 into the appropriate custodial bank
                 accounts and related bank clearing accounts
                 no more than two business days following
                 receipt, or such other number of days
                 specified in the transaction agreements.
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1122(d)(2)(ii)   Disbursements made via wire transfer                X
                 on behalf of an obligor or to an
                 investor are made only by authorized
                 personnel.
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1122(d)(2)(iii)  Advances of funds or guarantees regarding           X
                 collections, cash flows or distributions,
                 and any interest or other fees charged for
                 such advances, are made, reviewed and
                 approved as specified in the transaction
                 agreements.
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1122(d)(2)(iv)   The related accounts for the transaction,           X
                 such as cash reserve accounts or accounts
                 established as a form of
                 overcollateralization, are separately
                 maintained (e.g., with respect to
                 commingling of cash) as set forth in the
                 transaction agreements.
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1122(d)(2)(v)    Each custodial account is maintained at a           X
                 federally insured depository institution as
                 set forth in the transaction agreements. For
                 purposes of this criterion, "federally
                 insured depository institution" with respect
                 to a foreign financial institution means a
                 foreign financial institution that meets the
                 requirements of Rule 13k-l(b)(1) of the
                 Securities Exchange Act.
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1122(d)(2)(vi)   Unissued checks are safeguarded                     X
                 so as to prevent unauthorized
                 access.
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

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(1)   1122(d)(2)(i) is performed directly by New Century only as it relates to the recording and application of borrower payments.

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                                                                                                           INAPPLICABLE
                                                                    APPLICABLE SERVICING                     SERVICING
                              SERVICING CRITERIA                          CRITERIA                           CRITERIA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Performed by     Performed by      NOT performed
                                                                                Vendor(s)_for   Subservicer(s)    by New Century
                                                                                  which New      or Vendor(s)          or by
                                                                                 Century is      for which New   subservicer(s) or
                                                                 Performed           the        Century is Not       vendor(s)
                                                                  Directly       Responsible    the Responsible      retained
 Reference                         Criteria                    by New Century       Party            Party        by New Century
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)  Reconciliations are prepared on a monthly           X
                 basis for all asset-backed securities
                 related bank accounts, including custodial
                 accounts and related bank clearing
                 accounts. These reconciliations are (A)
                 mathematically accurate; (B) prepared
                 within 30 calendar days after the bank
                 statement cutoff date, or such other number
                 of days specified in the transaction
                 agreements; (C) reviewed and approved by
                 someone other than the person who prepared
                 the reconciliation; and (D) contain
                 explanations for reconciling items. These
                 reconciling items are resolved within 90
                 calendar days of their original
                 identification, or such other number of
                 days specified in the transaction
                 agreements.
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                     Investor Remittances and Reporting
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1122(d)(3)(i)    Reports to investors, including those to            X                                X(2)
                 be filed with the Commission, are
                 maintained in accordance with the
                 transaction agreements and applicable
                 Commission requirements. Specifically, such
                 reports (A) are prepared in accordance with
                 timeframes and other terms set forth in the
                 transaction agreements; (B) provide
                 information calculated in accordance with
                 the terms specified in the transaction
                 agreements; (C) are filed with the
                 Commission as required by its rules and
                 regulations; and (D) agree with investors'
                 or the trustee's records as to the total
                 unpaid principal balance and number of
                 mortgage loans serviced by the Servicer.
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1122(d)(3)(ii)   Amounts due to investors are allocated and                                                               X
                 remitted in accordance with timeframes,
                 distribution priority and other terms set
                 forth in the transaction agreements.
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1122(d)(3)(iii)  Disbursements made to an investor are                                                                    X
                 posted within two business days to the
                 Servicer's investor records, or such
                 other number of days specified in the
                 transaction agreements.
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1122(d)(3)(iv)   Amounts remitted to investors per the                                                                    X
                 investor reports agree with cancelled
                 checks, or other form of payment, or
                 custodial bank statements.
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                             Pool Asset Administration
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1122(d)(4)(i)    Collateral or security on mortgage loans                                                                 X
                 is maintained as required by the
                 transaction agreements or related mortgage
                 loan documents.
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1122(d)(4)(ii)   Mortgage loan and related documents are                                                                  X
                 safeguarded as required by the
                 transaction agreements
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1122(d)(4)(iii)  Any additions, removals or substitutions to         X
                 the asset pool are made, reviewed and
                 approved in accordance with any conditions
                 or requirements in the transaction
                 agreements.
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1122(d)(4)(iv)   Payments on mortgage loans, including any          X(3)
                 payoffs, made in accordance with the related
                 mortgage loan documents are posted to the
                 Servicer's obligor records maintained no
                 more than two business days after receipt,
                 or such other number of days specified in
                 the transaction agreements, and allocated to
                 principal, interest or other items (e.g.,
                 escrow) in accordance with the related
                 mortgage loan documents.
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

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(2)   1122(d)(3)(1)(C) is not performed directly by New Century and servicer will obtain an assertion of management and an accompanying Item 1122 attestation report from the vendor performing such activities.
(3) 1122(d)(4)(iv) is performed directly by New Century only as it relates to the recording and application of borrower payments. The initial processing of cash receipts at the lockbox was performed by a vendor that elected not to provide an Item 1122 attestation report.

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                                                                                                           INAPPLICABLE
                                                                    APPLICABLE SERVICING                     SERVICING
                              SERVICING CRITERIA                          CRITERIA                           CRITERIA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Performed by     Performed by      NOT performed
                                                                                Vendor(s)_for   Subservicer(s)    by New Century
                                                                                  which New      or Vendor(s)          or by
                                                                                 Century is      for which New   subservicer(s) or
                                                                 Performed           the        Century is Not       vendor(s)
                                                                  Directly       Responsible    the Responsible      retained
 Reference                         Criteria                    by New Century       Party            Party        by New Century
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)    The Servicer's records regarding the                X
                 mortgage loans agree with the Servicer's
                 records with respect to an obligor's
                 unpaid principal balance.
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1122(d)(4)(vi)   Changes with respect to the terms or status         X
                 of an obligor's mortgage loans (e.g., loan
                 modifications or re-agings) are made,
                 reviewed and approved by authorized
                 personnel in accordance with the
                 transaction agreements and related pool
                 asset documents.
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1122(d)(4)(vii)  Loss mitigation or recovery actions (e.g.,          X
                 forbearance plans, modifications and deeds
                 in lieu of foreclosure, foreclosures and
                 repossessions, as applicable) are
                 initiated, conducted and concluded in
                 accordance with the timeframes or other
                 requirements established by the transaction
                 agreements.
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1122(d)(4)(viii) Records documenting collection efforts are          X
                 maintained during the period a mortgage
                 loan is delinquent in accordance with the
                 transaction agreements. Such records are
                 maintained on at least a monthly basis, or
                 such other period specified in the
                 transaction agreements, and describe the
                 entity's activities in monitoring
                 delinquent mortgage loans including, for
                 example, phone calls, letters and payment
                 rescheduling plans in cases where
                 delinquency is deemed temporary (e.g.,
                 illness or unemployment).
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1122(d)(4)(ix)   Adjustments to interest rates or rates of           X
                 return for mortgage loans with variable
                 rates are computed based on the related
                 mortgage loan documents.
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1122(d)(4)(x)    Regarding any funds held in trust for an            X
                 obligor (such as escrow accounts): (A) such
                 funds are analyzed, in accordance with the
                 obligor's mortgage loan documents, on at
                 least an annual basis, or such other period
                 specified in the transaction agreements;
                 (B) interest on such funds is paid, or
                 credited, to obligors in accordance with
                 applicable mortgage loan documents and
                 state laws; and (C) such funds are returned
                 to the obligor within 30 calendar days of
                 full repayment of the related mortgage
                 loans, or such other number of days
                 specified in the transaction agreements.
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1122(d)(4)(xi)   Payments made on behalf of an obligor                                                 X(4)
                 (such as tax or insurance payments) are
                 made on or before the related penalty or
                 expiration dates, as indicated on the
                 appropriate bills or notices for such
                 payments, provided that such support has
                 been received by the Servicer at least 30
                 calendar days prior to these dates, or
                 such other number of days specified in the
                 transaction agreements.
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1122(d)(4)(xii)  Any late payment penalties in connection                                              X(5)
                 with any payment to be made on behalf of an
                 obligor are paid from the Servicer's funds
                 and not charged to the obligor, unless the
                 late payment was due to the obligor's error
                 or omission.
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1122(d)(4)(xiii) Disbursements made on behalf of an obligor          X                                 X(6)
                 are posted within two business days to the
                 obligor's records maintained by the
                 Servicer, or such other number of days
                 specified in the transaction agreements.
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

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(4)   1122(d)(4)(iv) is not performed directly by the Servicer, and the Servicer will obtain an assertion of management and an accompanying Item 1122 attestation report from the vendor performing such activities.

(5) 1122(d)(4)(xii) is not performed directly by the Servicer, and the Servicer will obtain an assertion of management and an accompanying Item 1122 attestation report from the vendor performing such activities.

(6) 1122(d)(4)(xiii) is not performed directly by the Servicer, and the Servicer will obtain an assertion of management and an accompanying Item 1122 attestation report from the vendor performing such activities.

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                                                                                                           INAPPLICABLE
                                                                    APPLICABLE SERVICING                     SERVICING
                              SERVICING CRITERIA                          CRITERIA                           CRITERIA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Performed by     Performed by      NOT performed
                                                                                Vendor(s)_for   Subservicer(s)    by New Century
                                                                                  which New      or Vendor(s)          or by
                                                                                 Century is      for which New   subservicer(s) or
                                                                 Performed           the        Century is Not       vendor(s)
                                                                  Directly       Responsible    the Responsible      retained
 Reference                         Criteria                    by New Century       Party            Party        by New Century
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)  Delinquencies, charge-offs and                      X
                 uncollectible accounts are recognized and
                 recorded in accordance with the
                 transaction agreements.
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1122(d)(4)(xv)   Any external enhancement or other support,                                                              X
                 identified in Item 1114(a)(1) through (3)
                 or Item 1115 of Regulation AB, is
                 maintained as set forth in the transaction
                 agreements.
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

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

 APPENDIX B

                       TRANSACTIONS IDENTIFIED ON PLATFORM

Transaction Name                               Closing Date

CMLT 2006-NC1                                  February 8, 2006

NCHET 2006-S1                                  February 27, 2006

NCHET 2006-1                                   March 30, 2006

CMLT 2006-NC2                                  June 21, 2006

NCHET 2006-Alt 1                               June 22, 2006

NCHET 2006-2                                   June 29, 2006

CMLT 2006-NC3                                  August 10, 2006

CMLT 2006-NC4                                  September 28, 2006

                                   APPENDIX C

1. New Century (the "Servicer") has identified the following noncompliance with servicing criteria 1122(d)(1)(ii), 1122(d)(1)(iv), 1122(d)(2)(vii)(B),
1122(d)(4)(vi) and 1122(d)(4)(vii) applicable to the Platform during the year ended December 31, 2006 as follows:



Servicing criteria 1122(d)(1)(ii)

The Servicer did not have adequate policies and procedures in place to monitor the material servicing activities outsourced to third parties.

Servicing criteria 1122(d)(1)(iv)

The Servicer did not maintain adequate fidelity bond coverage.

Servicing criteria 1122(d)(2)(vii)(B)

The Servicer did not complete bank account reconciliations within the time required.

Servicing criteria 1122(d)(4)(vi)

The Servicer did not review and approve changes to the terms or status of an obligor's pool asset as required by the respective transaction agreements and related pool asset documents.

Servicing criteria 1122(d)(4)(vii)

The Servicer did not:

      o Initiate, conduct and conclude loss mitigation or recovery actions within time frames or other requirements of the respective transaction agreements;

      o Execute forbearance plans as required by the respective transaction agreements;

      o Execute pre-foreclosure sales or short payoffs resulting from the acceptance of funds in an amount that is less than the total borrower indebtedness as required by the respective transaction agreements; and

      o Execute foreclosures as required by the respective transaction agreements.